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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-86189 and 333-40922) and Form S-8 (Nos. 333-82325 and 333-51678) of Wyndham International, Inc. of our reports dated February 5, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


/s/PricewaterhouseCoopers LLP

Dallas, Texas
March 26, 2001